SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Nov. 7, 2008

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

001-3034	41-0448030
(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall, Minneapolis, MN	55401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Xcel Energy Inc. management will meet with investors at the EEI Conference in Scottsdale, AZ on Nov. 9-12, 2008.

Management plans to update investors on Xcel Energy’s operations and reiterate 2008 earnings guidance of at the low-end of $1.45 to $1.50 per diluted share.

Management plans to announce 2009 earnings guidance of $1.45 to $1.55 per diluted share.

Management will also provide an updated capital forecast.  The forecast reflects the following annual amounts:

2009	$1.80 billion

2010	$2.30 billion

2011	$2.35 billion

2012	$2.35 billion

Interested investors may access the presentation slides at the following URL:

http://www.xcelenergy.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

/s/ BENJAMIN G.S. FOWKE III
Benjamin G.S. Fowke III
Vice President and Chief Financial Officer

Nov. 7, 2008